UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 11, 2002

                        MERISTAR HOSPITALITY CORPORATION
             (Exact name of registrant as specified in its charter)

         MARYLAND                       1-11903               72-2648842
(State or other jurisdiction        (Commission File        (IRS Employer
of incorporation)                       Number)           Identification Number)

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455

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                                    FORM 8-K



ITEM 9.  REGULATION FD DISCLOSURE


         Because of the merger of Interstate Hotels Corporation and MeriStar Hotels & Resorts, Inc., which resulted in the formation of Interstate Hotels & Resorts, Inc. ("IHR") and the increased scale of IHR, the Registrant and IHR plan to further separate the management teams of the Registrant and IHR, reducing the amount of overlap between the management teams. Paul W. Whetsell will remain Chairman and Chief Executive Officer of both companies. The Registrant has decided to commence a search for a Chief Financial Officer. No other definitive decisions have been reached with respect to the composition of the management teams of the Registrant and IHR.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 11, 2002

                                   MERISTAR HOSPITALITY CORPORATION



                                   By:  /s/ Paul W. Whetsell
                                        ---------------------------------------
                                        Name:   Paul W. Whetsell
                                        Title:  Chairman and Chief Executive
                                                Officer